Supplement, dated February 17, 2023

to Statutory Prospectus, dated May 1, 2022

Statutory Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

457 Plan Contracts

The following supplemental information should be read in conjunction with the Statutory Prospectus dated May 1, 2022 for the 457 Plan Contracts dated May 1, 2022 (the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Accounts”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

Within the “General Description of Contracts” section, under the “Your Right to Transfer Among Investment Alternatives” subheading, replace the first paragraph of the “Transfers and Allocation Changes by Telephone or Internet” section with the following:

Transfers and Allocation Changes by Telephone or Website. You may make requests by telephone or website for transfers of Account Value among Investment Alternatives or to change the Investment Alternatives to which we will allocate your future Contributions, except that we do not accept withdrawal requests by telephone or website; however certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website. On any Valuation Day, we will consider requests by telephone or website that we receive prior to 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive at or after 4 p.m. Eastern Time (or the Exchange close) as received on the next Valuation Day.

Within the “Annuity Period” section, under the “Annuity Commencement Date” subheading, replace the paragraph with the following:

Depending on the provisions of your plan, you may elect an Annuity Commencement Date that is:

•	your normal retirement date as stated in your employer’s pension plan if you are covered by that Plan or age 65 if there is no such plan or coverage;

•	an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or

•

a late retirement date (being the first day of a calendar month after your normal retirement date), but not later than your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment with the employer sponsoring the Plan.

Within the “Benefits Under the Contract” section, under the “Death Benefit During the Accumulation Period” subheading, replace the “Form of Death Benefit Payment” paragraph with the following:

We will pay the death benefit to the Beneficiary who is a natural person no later than the end of the 10th year following your death, unless the Beneficiary is an “eligible designated beneficiary,” defined as an individual who was designated as your beneficiary prior to your death and is on the date of your death (i) your surviving spouse, (ii) your child under the age of majority, (iii) a disabled individual within the meaning of Code Section 72(m)(7), (iv) a chronically ill individual within the meaning of Code Section 7702B(c)(2), or (v) any other person who is not more than 10 years younger than you at the time of your death. For an eligible designated beneficiary, distributions can be made over the life or life expectancy of the beneficiary beginning the year after your death, unless the designated beneficiary is a minor child, in which case the distribution must be made within 10 years of the child reaching the age of majority.

Within the “Our Payment of Account Value to Your or a Beneficiary” section, within the “Your Right to Make Withdrawals” subheading, replace the last paragraph with the following:

A Plan may, but is not required, to provide that:

•	You may choose to receive the Account Value, when you have a right to receive it, in a single sum or in installment payments instead of by receiving Annuity Payments.

•

You may elect to defer to a future date when withdrawals of your Account Value are to begin, which must begin by your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment. Your plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election (see “When You Must Take Minimum Distributions”).

•	You may make one election to extend the date at which you will begin receiving payments of your Account Value.

Within the “Our Payment of Account Value to Your or a Beneficiary” section, within the “Partial Withdrawals” subheading, replace the first paragraph with the following:

If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Value to be withdrawn each month, or a fixed period during which we must pay out all of your Account Value, and special rules may apply for the amount and timing of subsequent withdrawals. The amount withdrawn from each Investment Alternative that comprises your Account Value will be withdrawn proportionally from all Investment Alternatives in your account at the time of the withdrawal request, unless you instruct us otherwise. If your plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

Within the “Our Payment of Account Value to Your or a Beneficiary” section, within the “Income Tax Consequences of Withdrawals” subheading, replace the second paragraph with the following:

You generally must begin taking distributions of Account Value by no later than your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment with the employer sponsoring the Plan. A Plan, however, may require you, if you are still employed, to begin receiving minimum distributions at your required beginning date. If you reached age 70 1⁄2 during a year prior to 2020, you were required to begin taking distributions of Account Value by April 1 of the year following the year you reached age 70 1⁄2. However, the Coronavirus Aid, Relief, and Economic Security (CARES) Act waived all minimum required distributions for 2020. If you are subject to minimum distribution requirements, you may be required to make certain withdrawals from your Account Value, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements.

Within the “Loans” section, replace the fourth paragraph with the following:

For Collateralized Loans, you are required to transfer an amount equal to 120% of the loan from the Separate Account to the General Account unless you already have allocated the necessary amount of your Account Value to the General Account to serve as collateral security for repayment of the loan. The amount withdrawn from each Investment Alternative that comprises your Account Value for the transfer of collateral security or the withdrawal for a trusteed loan will be withdrawn proportionally from all Investment Alternatives in your account at the time of the request, unless you instruct us otherwise. We will not permit you to make withdrawals or transfers of the collateral amount while the loan is outstanding. There are no tax consequences to you from obtaining a loan, unless you do not make repayments when they are due. For a Collateralized Loan, you can only borrow to the extent that you have allocated a sum equal to 120% of the loan amount to the General Account. If you do not have 120% of the loan amount (in addition to sums already serving as collateral for other loans) in the General Account and do not allocate additional amounts to the General Account from your Account Value allocated to other Investment Alternatives to achieve such 120%, you cannot borrow that loan amount. We do not transfer amounts to the General Account for purposes of satisfying the collateral requirement on your behalf unless we are instructed by you to transfer from other Investment Alternatives to the General Account.

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the paragraph under “By Telephone or Internet” with the following:

By Telephone or Website. You may call us at 800.468.3785 or visit our website at www.mutualofamerica.com to obtain information about your Account Value, to change the allocations among Investment Alternatives for future Contributions and to transfer your Account Value among Investment Alternatives. You will be required to use a password to access our website, and to provide your personal identification number (PIN) or identifying personal information to provide instructions by telephone. You may not make withdrawals by telephone or website; however certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website

Within the “Administrative Provisions” section, under the “How to Make Allocation Changes, Transfers and Withdrawals” subheading, replace the second paragraph under “Where You Should Direct Requests” with the following:

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, certain full or partial withdrawal requests or rollover requests can be made through the secure section of our website, or you may make a withdrawal request by writing to your Regional Office. You should use our forms to submit written requests to us; incomplete, unclear or unsigned forms will be returned without action.

Within the “Taxes” section, under the “When You Must Take Minimum Distributions” subheading, replace the first paragraph wit the following:

A Plan is required to provide that distributions of your Account Value must begin by no later than your required beginning date, which beginning in 2023 is the later of April 1 of the year following the year you reached age 73, or the year you terminate employment with the employer sponsoring the Plan. The amounts of the required minimum distributions will be determined by IRS regulations. For certain plans of Governmental Units, distributions must begin by April 1 of the year after your employment with the Governmental Unit ends, if earlier.